Schedule of Investments(a)
March 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.21%
Auto Parts & Equipment–0.01%
Garrett Motion, Inc. (Switzerland)(b)	993	$2,840
Building Products–0.02%
Resideo Technologies, Inc.(b)	1,654	8,005
Commodity Chemicals–0.01%
AdvanSix, Inc.(b)	405	3,864
Construction & Engineering–0.31%
Fluor Corp.	20,290	140,204
Diversified Banks–0.56%
HSBC Holdings PLC, ADR (United Kingdom)	9,113	255,255
Health Care Distributors–0.16%
Cardinal Health, Inc.	1,486	71,239
Health Care Equipment–1.40%
Baxter International, Inc.	7,913	642,456
Health Care Services–0.73%
Cigna Corp.	1,898	336,288
Industrial Conglomerates–2.90%
Honeywell International, Inc.	9,912	1,326,126
Industrial Gases–15.64%
Air Products and Chemicals, Inc.	35,821	7,150,230
Industrial Machinery–1.44%
SPX Corp.(b)	10,798	352,447
SPX FLOW, Inc.(b)	10,798	306,879
		659,326
Integrated Oil & Gas–3.72%
BP PLC, ADR (United Kingdom)	26,777	653,091
Exxon Mobil Corp.	27,556	1,046,301
		1,699,392
IT Consulting & Other Services–2.88%
International Business Machines Corp.	11,875	1,317,294
Oil & Gas Drilling–0.00%
Transocean Ltd.(b)	1,730	2,007
Shares		Value
Oil & Gas Equipment & Services–1.75%
Baker Hughes Co., Class A	12,174	$127,827
Halliburton Co.	47,934	328,348
Schlumberger Ltd.	25,426	342,997
		799,172
Oil & Gas Exploration & Production–2.98%
Apache Corp.	20,829	87,065
Hess Corp.	38,248	1,273,658
		1,360,723
Packaged Foods & Meats–18.65%
McCormick & Co., Inc.	60,364	8,524,000
Pharmaceuticals–17.11%
Johnson & Johnson	21,449	2,812,608
Merck & Co., Inc.	39,178	3,014,355
Pfizer, Inc.	61,038	1,992,280
		7,819,243
Semiconductors–17.96%
Intel Corp.	151,656	8,207,623
Specialized REITs–1.20%
Weyerhaeuser Co.	32,384	548,909
Specialty Chemicals–8.78%
International Flavors & Fragrances, Inc.	39,298	4,011,540
Total Common Stocks & Other Equity Interests (Cost $906,634)		44,885,736
Money Market Funds–1.67%
Invesco Government & Agency Portfolio, Institutional Class, 0.43%(c)	267,699	267,699
Invesco Liquid Assets Portfolio, Institutional Class, 1.07%(c)	191,172	191,096
Invesco Treasury Portfolio, Institutional Class, 0.30%(c)	305,941	305,941
Total Money Market Funds (Cost $764,830)		764,736
TOTAL INVESTMENTS IN SECURITIES–99.88% (Cost $1,671,464)		45,650,472
OTHER ASSETS LESS LIABILITIES—0.12%		54,881
NET ASSETS–100.00%		$45,705,353

Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of March 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Exchange Fund

Notes to Quarterly Schedule of Portfolio Holdings
March 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of March 31, 2020, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 2—Significant Event
During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the “CARES Act,” was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.
Invesco Exchange Fund